UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013 (May 23, 2013)

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	27-0617340 (I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

KeyBank $92.0 Million Interim Loan

On May 23, 2013, Summit Hotel OP, LP (“Operating Partnership”), as borrower, and Summit Hotel Properties, Inc. (“Company”), as guarantor, entered into a $92.0 million senior secured interim loan (the “Interim Loan”) with KeyBank National Association, as administrative agent and lender, and Regions Bank, as lender.

The Interim Loan is collateralized by a pledge of the equity interests in the subsidiaries that own the White Lodging Portfolio (as defined in Item 2.01 of this Current Report on Form 8-K). The Interim Loan has an initial maturity of six months, and the Operating Partnership may extend the maturity for an additional six months, subject to certain conditions, including securing mortgages and entry into typical security and loan agreements on the White Lodging Portfolio.  The Interim Loan is cross-defaulted to the Company’s senior secured revolving credit facility and any cross-defaults identified in the senior secured revolving credit facility will trigger a default under the Interim Loan.

Outstanding borrowings on the Interim Loan carry an interest rate of, at our option, 1-, 2-, 3- or 6- month LIBOR plus 225 bps or the base rate plus 125 bps.  The “base rate” is the greatest of (i) the administrative agent’s prime rate, (ii) 0.50% plus the federal funds effective rate or (iii) 1-month LIBOR (incorporating a floor of 0.50%) plus 1.00%.  Interest is paid monthly, with all outstanding principal and accrued but unpaid interest due at maturity, unless the maturity is extended pursuant to the terms of the Interim Loan.  We have the right to repay all or any portion of the outstanding borrowings from time to time without penalty or premium, other than customary early payment fees if we repay a LIBOR loan before the end of the contract period.

In addition, we are required to maintain a trailing twelve-month Adjusted Net Operating Income (as defined in the Interim Loan) of at least $9.3 million on the White Lodging Portfolio.

We are also subject to other customary covenants, including restrictions on investments, limitations on liens and maintenance of properties. The Interim Loan also contains typical events of default, including, among others, the failure to make payments when due under any of the Interim Loan documentation, breach of any covenant continuing beyond any cure period and bankruptcy or insolvency.

Senior Secured Revolving Credit Facility Amendment

The Operating Partnership, as borrower, the Company, as guarantor, and the lenders that are a party to our $150 million senior security revolving credit facility, entered into a Fourth Amendment to the Credit Agreement executed April 29, 2011 (“Credit Agreement”), which became effective upon the execution of the Interim Loan.

The Fourth Amendment amended the following provisions of the Credit Agreement:

1.              The permissible concentration of borrowing base assets in any metropolitan statistical area was increased from 20% to 30% to permit the addition of the Company’s Courtyard by Marriott hotel and Springhill Suites hotel in New Orleans, Louisiana, to the borrowing base of the credit facility; and

2.              Certain provisions were added so that the Interim Loan would not violate the indebtedness or lien covenants of the credit facility.

Simultaneously with the amendment of the Credit Agreement, we added the Courtyard by Marriott hotel and Springhill Suites hotel in New Orleans, Louisiana to the borrowing base of the credit facility.  The addition of these two hotels increases our borrowing availability under the credit facility by $36.7 million.

The summaries of the material terms of the Interim Loan and Fourth Amendment to the Credit Agreement are qualified in their entirety by the Interim Loan and the Fourth Amendment to the Credit Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On May 23, 2013, the Company, through the Operating Partnership, completed the acquisition of a portfolio of four unencumbered hotels located in Louisville, Kentucky and Indianapolis, Indiana (the “White Lodging Portfolio”) for an aggregate purchase price of $153.0 million.  The Company funded the acquisition with borrowings under its senior secured revolving credit facility and with proceeds from the Interim Loan.  The White Lodging Portfolio was acquired from Louisville Jefferson Partners, L.L.C. and Incourtspring, L.L.C. (collectively, the “Sellers”).  The White Lodging Portfolio consists of:

•                  a 135-room Fairfield Inn and Suites hotel located in Louisville;

•                  a 198-room SpringHill Suites hotel located in Louisville;

•                  a 156-room SpringHill Suites hotel located in Indianapolis; and

•                  a 297-room Courtyard by Marriott hotel located in Indianapolis.

The White Lodging Portfolio will continue to be managed by White Lodging Services Corporation, an affiliate of the Sellers, under their current franchise flags.

The Company and the Operating Partnership are filing with this Current Report on Form 8-K the audited combined historical financial statements for the White Lodging Portfolio referred to in Item 9.01(a) below and the unaudited pro forma financial information for the Company and the Operating Partnership referred to Item 9.01(b) below.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

White Lodging Portfolio:

Report of Independent Auditors’

Combined Balance Sheets as of December 31, 2012 and 2011 and as of March 31, 2013 (unaudited)

Combined Statements of Operations for the years ended December 31, 2012, 2011 and 2010 and the three months ended March 31, 2013 and 2012 (unaudited)

Combined Statements of Owners’ Equity in Hotels for the years ended December 31, 2012, 2011 and 2010

Combined Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010 and for the three months ended March 31, 2013 and 2012 (unaudited)

Notes to Combined Financial Statements

(b)  Pro Forma Financial Information.

Summit Hotel Properties, Inc.:

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2013

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012 and for the three months ended March 31, 2013

Summit Hotel OP, LP:

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2013

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2012 and for the three months ended March 31, 2013

(d) Exhibits.

Exhibit
Number	Exhibit Description
10.1

$92,000,000 Credit Agreement, among Summit Hotel OP, LP, as borrower, Summit Hotel Properties, Inc., as parent guarantor, the other guarantors named therein, as subsidiary guarantors, the initial lenders named therein, as initial lenders, Key Bank National Association, as administrative agent, Regions Bank, as syndication agent, and KeyBanc Capital Markets and Regions Capital Markets, as co-lead arrangers, dated May 23, 2013.

10.2	Fourth Amendment to Credit Facility among Summit Hotel OP, LP, Summit Hotel Properties, Inc. and Summit Hospitality I, LLC, and Deutsche Bank AG New York Branch, Royal Bank of Canada,

KeyBank National Association, Regions Bank, US Bank National Association and Citibank N.A., dated May 10, 2013 (effective as of May 23, 2013).
23.1	Consent of Ernst & Young LLP.
99.1	Combined Financial Statements for the White Lodging Portfolio.
99.2	Unaudited Pro Forma Consolidated Financial Information for Summit Hotel Properties Inc. and Summit Hotel OP, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: May 30, 2013		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP
(Registrant)

	By:	SUMMIT HOTEL GP, LLC,
its General Partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: May 30, 2013		Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
Number	Exhibit Description
10.1

$92,000,000 Credit Agreement, among Summit Hotel OP, LP, as borrower, Summit Hotel Properties, Inc., as parent guarantor, the other guarantors named therein, as subsidiary guarantors, the initial lenders named therein, as initial lenders, Key Bank National Association, as administrative agent, Regions Bank, as syndication agent, and KeyBanc Capital Markets and Regions Capital Markets, as co-lead arrangers, dated May 23, 2013.

10.2

Fourth Amendment to Credit Facility among Summit Hotel OP, LP, Summit Hotel Properties, Inc. and Summit Hospitality I, LLC, and Deutsche Bank AG New York Branch, Royal Bank of Canada, KeyBank National Association, Regions Bank, US Bank National Association and Citibank N.A., dated May 10, 2013 (effective as of May 23, 2013).

23.1	Consent of Ernst & Young LLP.
99.1	Combined Financial Statement for the White Lodging Portfolio.
99.2	Unaudited Pro Forma Consolidated Financial Information for Summit Hotel Properties Inc. and Summit Hotel OP, LP.